UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 9, 2007
                                                ______________________________


                      First Keystone Financial, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



          Pennsylvania                  000-25328                23-2576479
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                          19063
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (610) 565-6210
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On February 9, 2007, First Keystone Financial, Inc. (the "Company") issued a press release announcing the results of the Annual Meeting of Shareholders held on February 7, 2007. The press release attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished pursuant to this Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits

          The following exhibit is filed herewith.

     Exhibit Number       Description
     -----------------    -------------------------------------------

     99.1                 Press Release dated February 9, 2007






                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST KEYSTONE FINANCIAL, INC.



Date:  February 12, 2007           By: /s/ Rose M. DiMarco
                                       ----------------------------
                                       Rose M. DiMarco
                                       Chief Financial Officer